UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Clearant, Inc.

(Name of Registrant as Specified In Its Charter)

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☑	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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11111 Santa Monica Blvd., Suite 650
Los Angeles, California 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2005

Dear Fellow Stockholders:

     Our 2005 annual meeting of stockholders will be held at The Water Garden, 2450 Colorado Avenue, East Tower, 4th Floor, Santa Monica, California 90404, on Thursday, June 30, 2005, beginning at 10:00 a.m. local time. At the meeting, stockholders will vote on the following matters:

1.	Election of six directors to hold office until our 2006 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	Approving the adoption of our 2005 Stock Award Plan;

3.	Approving the reincorporation from Nevada to Delaware; and

4.	Any other matters that properly come before the meeting.

     Stockholders of record as of the close of business on May 23, 2005 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By order of the board of directors
/s/ ALAIN DELONGCHAMP
Alain Delongchamp
Chief Executive Officer

Los Angeles, California
June 17, 2005

     Whether or not you expect to be present at the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. Stockholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person

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Page
Incentive Stock Options	13
Stock Awards	14
Stock Appreciation Rights	14
Dividend Equivalents	14
Section 162 Limitations	15
EXECUTIVE COMPENSATION	15
Executive Compensation	15
Compensation Policy	15
Components of Executive Compensation	16
Chief Executive Officer Compensation	16
Internal Revenue Code Limits on Deductibility of Compensation	16
Compensation Committee Interlocks and Insider Participation	17
PROPOSAL 3 APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE	18
Reincorporation to Delaware	18
General	18
Stock Certificates	18
Amendment	19
Reasons for and Advantages of Reincorporation in Delaware	19
Disadvantages of Reincorporation in Delaware	20
Indemnification and Directors’ Liability	20
Comparison of Clearant-Delaware Capital Stock	21
Authorized Capital Stock.	21
Clearant-Delaware Common Stock	22
“Blank Check” Preferred Stock	22
Comparative Rights of Stockholders	23
General	23
Anti-takeover Effects	23
Number of Directors; Removal; Filling Vacancies	23
Amendment of the Certificate of Incorporation and Bylaws	23
Business Combinations	24
Limitation of Liability of Directors	25
Indemnification of Directors and Officers	25
Summary of Other Material Changes in Charter and Bylaws to be Effected by the Reincorporation Merger and Differences Between Nevada and Delaware Corporate Laws	26
Supermajority Required for Amendment	26
Authorized Capital	27
Liability of Directors	27
Indemnification of Directors and Officers	27
Special Meetings of Stockholders	27
Merger with Subsidiary	28
Removal of Directors; Filling Vacancies on the Board of Directors	28
Committees of the Board of Directors	28
Amendment or Repeal of the Certificate	28
Amendments to Bylaws	29
Vote Required For Mergers	29
Stock Redemptions And Repurchases	29
Proxies	29
Consideration for Stock	29
Stockholders’ Rights to Examine Books and Records	30
Dividends	30
Corporate Action Without a Stockholder Meeting	30
Advance Notice Requirements	30
No Cumulative voting	30
Dissolution	30

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2005 ANNUAL MEETING OF STOCKHOLDERS
OF
CLEARANT, INC.

______________________________________

PROXY STATEMENT

______________________________________

     The enclosed proxy is solicited on behalf of Clearant, Inc., a Nevada corporation, for use at our annual meeting of stockholders to be held on Thursday, June 30, 2005, beginning at 10:00 a.m. local time, at The Water Garden, 2450 Colorado Avenue, East Tower, 4th Floor, Santa Monica, California 90404.

     The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy are being sent to stockholders is June 17, 2005. You should review this information in conjunction with our 2004 Annual Report to Stockholders, which accompanies this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will vote on the election of directors and any other matters that properly come before the meeting. In addition, our management will report on our performance during 2004 and respond to questions from our stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, May 23, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

     Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those beneficially owned.

     If shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with regard to those shares. As the stockholder of record, you have the right to grant your proxy directly to us to vote your shares on your behalf at the meeting or the right to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

     If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and these materials have been forwarded to you by your broker or nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting so long as you bring a copy of a brokerage statement reflecting your ownership as of the record date. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from your broker or nominee giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of March 31, 2005 there were 35,829,350 shares of our common stock issued and outstanding, held by approximately 150 stockholders of record representing approximately 200 beneficial owners. Proxies received, but marked as abstentions, and broker non-votes will be included in calculating the number of shares considered present at the meeting for purposes of determining a quorum, but will not be counted as votes cast “for” or “against” any given matter.

     If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting without further notice.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board of directors recommends a vote FOR the election of each of the nominated slate of directors. See “Election of Directors” on page 5. The board recommends a vote FOR approving our 2005 Stock Award Plan. See “Approving 2005 Stock Award Plan” on page 9. The board recommends a vote FOR approving our Reincorporation from Nevada to Delaware. See “Approval of Reincorporation from Nevada to Delaware” on page 17.

     The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

     The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of common stock is required for the election of directors.

     For each other item, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of common stock is required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum. As a result, “broker non-votes” will have the effect of a negative vote.

Who pays for the preparation of the proxy?

     We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at 11111 Santa Monica Boulevard, Suite 650, Los Angeles, California 90025, and our telephone number is (310) 479-4570. A list of stockholders entitled to vote at the annual meeting will be available at our offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

How can I obtain additional copies?

     If you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Clearant, Inc.	or	American Stock Transfer & Trust Company
11111 Santa Monica Blvd., Suite 650		59 Maiden Lane
Los Angeles, California 90025		New York, New York 10038
Telephone: (310) 479-4570		Telephone: (212) 936-5100

     We will provide to those persons that make a request in writing (Attn: Investor Relations) or by e-mail (investor@clearant.com) free of charge our (i) Annual Report on Form 10-K, any amendments thereto and the financial statements and any financial statement schedules filed by us with the Securities and Exchange Commission, or SEC, under Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, (ii) Current Report on Form 8-K dated March 31, 2005, and any amendments thereto, (iii) Audit Committee Charter, Compensation Committee Charter, and Corporate Governance and Nominating Committee Charter, (iv) Code of Ethics, and (v) Delaware merger subsidiary’s certificate of incorporation and bylaws. Our annual report and other reports and any amendments thereto are also available on the SEC website at www.sec.gov by searching the EDGAR database for our filings.

Annual Report and Other Matters

     Our 2004 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Performance Graph” below shall not be deemed filed with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Who are the largest owners of our stock and how much stock do our directors and executive officers own?

     The following table sets forth certain information regarding the shares of common stock beneficially owned as of March 31, 2005 by: (i) each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and officers as a group:

	Common Stock Beneficially	Percent
Name	Owned (1)	of Class
Terren S. Peizer (2)	4,865,441	13.6%
HBM BioVentures AG (3)	3,110,018	8.7
Rock Creek Group (4)	2,191,837	6.1
Affinity Ventures III, LLC (5)	1,947,989	5.4
John S. Wehrle (6)	1,419,665	4.0
Richard A. Anderson (7)	263,000	*
Alain Delongchamp (8)	238,000	*
Nolan H. Sigal (9)	25,000	*
Hervé de Kergrohen (10)	12,500	*
Alexander Man-Kit Ngan	0	0
Donald J. Lewis	0	0
All directors and executive officers as a group (7 persons)	1,958,165	5.5%

* Less than 1%.

Notes to Beneficial Ownership Table:

(1)	Applicable percentage ownership is based on 35,829,350 shares of Common Stock outstanding at March 31, 2005. The number of shares of common stock owned are those “beneficially owned” as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within sixty (60) days through the exercise of any option, warrant or right. All addresses are c/o Clearant, Inc., 11111 Santa Monica Boulevard, Suite 650, Los Angeles, California 90025, unless otherwise noted.

(2)	Based on information contained in Schedule 13G filed April 13, 2005, including 3,886,869, 250,000 and 204,572 shares of Common Stock held of record by Bowmore, LLC, Reserva Capital, LLC and Porfidio, LLC, respectively, each of which is directly or indirectly owned by Mr. Peizer, 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, and outstanding options issued, vested and exercisable within 60 days of March 31, 2005 to purchase an aggregate 524,000 shares of Common Stock.

(3)	Based on information contained in Schedule 13G filed April 11, 2005 by John Arnold, Director of International BM Biomedicine Holdings (Cayman) Ltd., Centennial Towers, Suite 305, 2454 West Bay Road, Grand Cayman, Cayman Islands, General Partner of Biomedicine L.P. Includes a warrant to purchase 224,589 shares of Common Stock that expires on March 31, 2007. We have been advised that Biomedicine L.P. is a wholly-owned subsidiary of HBM BioVentures AG.

(4)	Based on information contained in Schedule 13G filed April 12, 2005 by Ashton Hudson on behalf of Rock Creek Partners II, Ltd., Rock Creek II Co-Investments, Ltd., Rock Creek Capital II, Ltd., Rock Creek Advisors, Inc. and Rock Creek Capital Group, Inc., James H. Dahl and Arthur L. Cahoon, individually and on behalf of Hawkeye, Inc., and John C. Sites, Jr., 1200 Riverplace Boulevard, Suite 902, Jacksonville, Florida 32207. Includes a warrant to purchase 157,646 shares of Common Stock that expires on March 31, 2007.

(5)	Based on information contained in Schedule 13G filed April 19, 2005 by Robin Dowdle, Chief Financial Officer of Affinity Capital, 901 Marquette Avenue, Suite 1810, Minneapolis, MN 55402, its Manager. Includes a warrant to purchase 159,083 shares of Common Stock that expires on March 31, 2007.

(6)	Includes (i) 1,399,957 shares of Common Stock held of record by CFG Funding, LLC, of which Mr. Wehrle is a manager, and (ii) a warrant to purchase 19,698 shares of Common Stock that expires on March 31, 2007.

(7)	Includes outstanding options issued, vested and exercisable within 60 days of March 31, 2005 to purchase an aggregate 263,000 shares of Common Stock. In addition, Mr. Anderson has pecuniary interest in 61,371 of the shares held by Porfidio, LLC.

(8)	Includes outstanding options issued, vested and exercisable within 60 days of March 31, 2005 to purchase an aggregate 238,000 shares of Common Stock.

(9)	Includes outstanding options issued, vested and exercisable within 60 days of March 31, 2005 to purchase an aggregate 25,000 shares of Common Stock.

(10)	Includes outstanding options issued, vested and exercisable within 60 days of March 31, 2005 to purchase an aggregate 12,500 shares of Common Stock.

PROPOSAL ONE: ELECTION OF DIRECTORS

     Our bylaws provide that the number of members on the board of directors shall be determined from time to time by resolution of the board. At present, our board of directors consists of six members. The board proposes that the six nominees described below be elected by the holders of our common stock for a one-year term expiring at the 2006 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominees Standing for Election

     The board of directors has nominated each of John S. Wehrle, Alain Delongchamp, Dr. Nolan H. Sigal, Dr. Hervé de Kergrohen, Richard A. Anderson and Alexander Man-Kit Ngan to be elected as a director at the annual meeting. All of the nominees are currently serving as our directors and their terms expire at the annual meeting. The board has no reason to believe that any nominee will refuse to act or be unable to accept election. However, if any of the nominees for director is unable to accept election or if any other unforeseen contingencies should arise, the board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors.

DIRECTORS AND NOMINEES

Our current directors and director nominees, and their ages as of March 31, 2005, are as follows:

			Director
Name	Age	Position	Since
John S. Wehrle	52	Director, Chairman of the Board	2005
Alain Delongchamp	46	Director, Chief Executive Officer	2005
Nolan H. Sigal	55	Director	2005
Hervé de Kergrohen	47	Director	2005
Richard A. Anderson	35	Director	2005
Alexander Man-Kit Ngan	54	Director	2005

John S. Wehrle is a Managing Partner in Gryphon Investments and a Partner in Acartha Group, LLC. Gryphon Investments is the general partner of Gryphon Holdings, L.P. (1999) and Gryphon Holdings II, LLP (2000), St. Louis-based private equity funds focused on investments in development and market stage applied technology opportunities. Acartha Group, founded in 2003 as an alternative asset manager, was an investor and participant in the public offering of Kanbay International (Nasdaq: KBAY). Mr. Wehrle is a Director and Chairman of the Audit Committee of CD&L, Inc. (Amex: CDV), a New Jersey-based same day delivery and logistics concern and is a director of several Gryphon Investments investee companies. He was President and Chief Executive Officer of Heartland Capital Partners, L.P., a Dallas-based private equity fund, from 1997 to 1998. Mr. Wehrle served as Managing Director and Head of Mergers and Acquisitions for A.G. Edwards & Sons, Inc. from 1994 to 1997. From 1989 to 1994, he was a Vice President of The Dyson-Kissner-Moran Corporation, a New York-based holding company engaged in the leveraged acquisition and development of portfolio companies. Mr. Wehrle served as a Managing Director of the Chase Manhattan Bank, N.A. from 1986 to 1989 where he led a structured finance group, participating in the majority of LBO transactions financed by Chase Manhattan Bank during this period. He was associated with Touche Ross & Co. (St. Louis) and Price Waterhouse (New York and London) from 1977 to 1986. Mr. Wehrle is a graduate of Washington University in St. Louis and St. Louis University School of Law.

Alain Delongchamp has served as Chief Executive Officer of Clearant, Inc. since February 2005, and served as Chief Operating Officer from January 2001 to February 2005. From 1996 to January 2001, Mr. Delongchamp held several titles at Aventis Behring most recently Senior Vice President of Commercial Operations, and Vice President, General Manager and Vice President, Global Strategic Marketing. While at Aventis Behring, he was responsible for their $400 million American Marketing & Sales Division, including developing and implementing long- and short-term product strategies for all therapeutic products. From 1994 to 1996, he served as Senior Director of Marketing at Sanofi Winthrop Pharmaceuticals. Mr. Delongchamp received his B.S. in Pharmacy from University of Montreal.

Nolan H. Sigal, M.D., Ph.D., is President of Trellis Bioscience, Inc. in South San Francisco, CA, a biotechnology company focused on cellular informatics and novel antibody detection technology. From 2000 through 2002, Dr. Sigal served as Executive Vice President, Research and Development, and Chief Scientific Officer at Cytokinetics, Inc. (Nasdaq: CYTK), a biotechnology company. From 1994 to 1999, he served as Senior Vice President, Drug Discovery for Pharmacopeia, Inc. (Nasdaq: PCOP), where he was a founder and Vice President of Biology. From 1984 through 1994, Dr. Sigal held several scientific and management positions with Merck & Co. Inc. (NYSE: MRK), including Executive Director of Immunology Research where he was responsible for the development of novel therapies for autoimmune diseases and allograft rejection. He is the author of over 100 publications and several patents. Dr. Sigal graduated magna cum laude from Princeton University with an A.B. in Chemistry, and received M.D. and Ph.D. degrees from University of Pennsylvania.

Hervé de Kergrohen, M.D., has been a partner with the European venture capital firm CDC Ixis Innovation in Paris since August 2002, and an advisor to several financial institutions, including Lombard Odier Darier Hentsch & Cie, in Geneva, and Global Biomedical Partners, in Zurich. Since 2001, Dr. de Kergrohen has been Chairman of BioData, an international healthcare conference in Geneva. He has served as a Director and member of the audit committee of Hythiam, Inc. (Nasdaq: HYTM) since September 2003. In addition, he sits on several boards of U.S. and European private health care companies, including the Swiss company Kuros BioSurgery and Bioring SA (since 2003), and the French company Exonhit and Entomed (since 2002). From 1999 to 2001, Dr. de Kergrohen was Head Analyst for Darier Hentsch, Geneva and Manager of its CHF 700 million health care fund. From 1997 to 1998, he was the Head Strategist for the international health care sector with UBS Brinson of Chicago, and a Manager of CHF 700 billion for UBS AG, Zurich. Dr. De Kergrohen received his medical degree from Université Louis Pasteur in Strasbourg, France and holds an MBA from Insead, Fontainebleau, France.

Richard A. Anderson has more than a decade of experience in business development, strategic planning and financial management. He is Chief Administrative Officer since April 2005 and has served as a Director of Hythiam, Inc. (Nasdaq: HYTM) since September 2003. Mr. Anderson was the Chief Financial Officer of Clearant, Inc. from November 1999 to March 2005. He served as Chief Financial Officer of Intellect Capital Group, a private equity venture capital investment firm, from October 1999 through December 2001. From February through September 1999, he was an independent financial consultant. From August 1991 to January 1999, Mr. Anderson was with PricewaterhouseCoopers, LLP, most recently a Director and founding member of PricewaterhouseCoopers Los Angeles Office Transaction Support Group, where he was involved in operational and financial due diligence, valuations and structuring for high technology companies. He received a B.A. in Business Economics from University of California, Santa Barbara.

Alexander Man-Kit Ngan has served as a Director of Singamas Container Holdings, Ltd. (0716.HK), the world second largest manufacturer of containers, since July 2003. From 1993 through May 2002 he was a partner at ChinaVest Limited, a private equity investment firm. From May 1998 to October 2001, Mr. Ngan served as President and CEO of OEM manufacturer Zindart Ltd. (Nasdaq: ZNDT). From 1991 to 1993, he was a financial consultant specializing in taking companies public. From 1990 to 1991, Mr. Ngan served as Head of Private Banking in Asia for Royal Bank of Canada. From 1984 to 1990, he served as a Vice President and Director with Chase Manhattan Bank. From 1973 to 1984, he served with The Chase Manhattan Bank, N.A., HK, Bank of British Columbia (now known as the Hong Kong Bank of Canada), Pemberton Securities Ltd. and Canarim Investments, Ltd. Mr. Ngan received a Bachelor of Mathematics from University of Waterloo in Canada.

Recommendation of the Board

     The board of directors unanimously recommends that you vote “FOR” the election as directors of each of the nominees named above.

How are directors compensated?

Compensation. Directors did not receive any compensation for serving on the board in 2004. Effective July 1, 2005, non-employee members of the board of directors will receive $3,000 per quarter for service on the board. In addition, the chairman of the board will receive an additional $4,500 per quarter, the chairman of the Audit Committee will receive an additional $3,000 per quarter, and the member will receive an additional $2,000 per quarter for their services. The chairmen of the Compensation Committee and the Corporate Governance and Nominating Committee will each receive an additional $1,000 per quarter for their services as chairmen and committee members will receive an additional $500 per quarter for their services. Directors who are also employed by us will not receive any fee or compensation for their services as directors. Members of the board of directors are entitled to reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the board or committees.

Options. If approved, non-employee directors will be eligible to receive options under our 2005 Stock Award Plan. Non-employee members of the board of directors will be granted vested options to purchase up to

100,000 shares of our common stock. Options previously granted to directors of Clearant, Inc., were assumed by us as part of the Merger Agreement described in Item 1.01 of our Current Report on Form 8-K dated March 31, 2005.

How often did the board meet during 2004?

     There were no formal meetings of the board of directors in 2004. There were no committees, and all actions of the board were taken by unanimous written consent.

Which directors are independent?

     After review of all of the relevant transactions or relationships between each director (and his family members) and us, our senior management and our independent registered public accountants, our board of directors has determined that Messrs. Wehrle and Ngan, and Drs. Sigal and de Kergrohen are independent as defined by applicable rules. There are no family relationships among any of our directors, executive officers or key employees.

What committees has the board established?

     The board of directors has established an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The board has adopted a written committee charter for each of the committees, describing the authority and responsibilities delegated to each committee by the board of directors. Copies of the charters are attached as Appendices A, B and C to this proxy statement.

Audit Committee

     Our Audit Committee Charter provides for an Audit Committee consisting of at least three financially literate directors all, or in exceptional circumstances at least two, of whom are independent and at least one of whom meets the requirements of an audit committee financial expert. The committee currently consists of Mr. Wehrle (Chairman), Mr. Ngan and Dr. de Kergrohen. The board of directors has determined that each of them is independent as defined by the applicable rules, meets the applicable requirements for audit committee members, including Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and qualifies as an audit committee financial experts as defined by Item 401(h)(2) of Regulation S-K. The duties and responsibilities of the Audit Committee include (i) the appointment of our independent registered public accounting firm and any termination of engagement, (ii) overseeing and reviewing audits, (iii) reviewing our significant accounting policies and internal controls, and (iv) having general responsibility for all related auditing matters.

Compensation Committee

     The Compensation Committee Charter provides for a Compensation Committee consisting of at least two independent directors. The committee currently consists of Mr. Ngan (Chairman) and Dr. Sigal. The duties and responsibilities of the Compensation Committee include (i) reviewing and recommending to the board of directors for approval the compensation of our executive officers, and (ii) overseeing our incentive compensation plans.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee Charter provides for a Corporate Governance and Nominating Committee consisting of at least two independent directors. The committee currently consists of Dr. Sigal (Chairman) and Mr. Wehrle. The duties and responsibilities of the Corporate Governance and Nominating Committee include (i) overseeing corporate governance matters, and (ii) nominating new members to serve on the board of directors.

     The Nominations and Governance Committee will consider board candidates recommended for consideration by our stockholders, provided the stockholders provide information regarding candidates as required by the charter or reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Exchange Act and other applicable rules and regulations. Recommendation materials are required to be sent to the Nominations and Governance Committee at our address listed in this proxy statement. There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the board of directors, nor are there any specific qualities or skills that are necessary for one or more of our board of directors to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us. The Nominations and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the board of directors.

     The Nominations and Governance Committee considers director candidates that are suggested by members of the board of directors, as well as management and stockholders. Although it has not previously done so, the committee may also retain a third-party executive search firm to identify candidates. The process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviews with the candidate and others as schedules permit, meeting to consider and approve the candidate and, as appropriate, preparing and presenting to the full board of directors an analysis with regard to particular recommended candidates. The Nominations and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Annual Meeting Attendance

     We have a adopted a policy for attendance by the board of directors at our annual stockholder meetings which encourages directors, if practicable and time permitting, to attend our annual stockholder meetings. We did not have an annual meeting of stockholders in 2004.

Do we have a Code of Ethics?

     We have adopted a Code of Ethics for Financial Executives that applies to our chief executive officer, chief financial officer, and accounting and financial managers. A copy of our Code of Ethics is attached as Appendix D to this proxy statement.

How can stockholders communicate with our board of directors?

     Our board of directors believes that it is important for our stockholders to have a process to send communications to the board. Accordingly, stockholders desiring to send a communication to the board or a specific director may do so by sending a letter addressed to the board of directors at our address listed in this proxy statement. All letters must identify the author as a stockholder. Our corporate Secretary will record such communications, make copies and circulate them to the appropriate director or directors.

PROPOSAL 2: APPROVING 2005 STOCK AWARD PLAN

2005 Stock Award Plan

     Our 2005 Stock Award Plan has been adopted by our board of directors subject to ratification by our Compensation Committee and approval by our stockholders at the annual meeting. A copy of the plan is attached as an appendix to this proxy statement. The persons named in the enclosed proxy intend to vote the proxy for the approval of the 2005 Stock Award Plan, unless you indicate on the proxy that you wish to vote against the plan or abstain.

     If approved, there will be 5,081,412 shares of common stock authorized for issuance under the plan. In addition, we assumed options to purchase approximately 1,918,588 shares of our common stock in connection with our merger with Clearant, Inc. on March 31, 2005. An aggregate of 7,000,000 shares of our common stock will be reserved for issuance upon exercise of these options.

     The purpose of the plan is to attract and retain the services of key management, employees, outside directors and consultants, and to align long-term pay-for-performance incentive compensation with shareholders’ interests. An equity compensation plan aligns employees’ interests with those of our shareholders, because an increase in stock price after the date of award results in increased value, thus rewarding employees for improved stock price performance. Stock option grants under the plan may be intended to qualify as incentive stock options under Section 422 of the Tax Code, may be non-qualified stock options governed by Section 83 of the Tax Code, restricted stock units, or other forms of equity compensation. Subject to earlier termination by our board of directors, the plan will remain in effect until all awards have been satisfied or terminated under the terms of the plan.

     We believe that a broad-based incentive compensation plan is a valuable employee incentive and retention tool that benefits all of our shareholders, and that the plan is necessary in order to provide appropriate incentives for achievement of company performance objectives and to continue to attract and retain the most qualified employees, directors and consultants in light of our ongoing growth and expansion. Without sufficient equity incentives available for grant, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent important to the future success of the company. These cash replacement alternatives would then reduce the cash available for operations.

     While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under our option plans may lead to an increase in our stock overhang and potential dilution. We believe that our 2005 Stock Award Plan will be integral to our ability to achieve superior performance by attracting, retaining and motivating the employee talent important to attaining long-term improved company performance and shareholder returns.

     Shareholder approval of the plan will also constitute approval of the performance goals and the material terms under which awards may be made under the plan, for purposes of Internal Revenue Code section 162(m). Shareholder approval is one requirement necessary for us to deduct compensation attributable to the performance-based awards, exercise of stock options and stock appreciation rights up to $1 million.

     Stockholders are requested to approve the plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board

     The board of directors unanimously recommends a vote FOR the approval of our proposed 2005 Stock Award Plan.

     The essential features of the plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the plan, and shareholders are urged to read the full text of the plan which attached as an appendix to this proxy statement.

Overview

     The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock or other property.

Shares Available for Awards

     If the plan is approved, the total number of shares of our common stock that will be subject to awards under the plan is equal to 5,081,412 shares, plus the number of shares with respect to which awards previously granted under the plan terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements. Awards that are granted to replace awards assumed pursuant to the acquisition of a business are not subject to this limit.

Limitations on Awards

     No more than 1,000,000 shares of stock may be granted to an individual during any fiscal year under the plan. The maximum amount that may be earned by any one participant for any fiscal year is $5,000,000 and the maximum amount that may be earned by any one participant for a performance period is $5,000,000.

Eligibility

     Our employees, officers, directors and consultants are eligible for awards under the plan. However, incentive stock options may be granted only to our employees.

Plan Administrator

     Our board of directors administers the plan, and has delegated authority to make grants under the plan to the Compensation Committee, whose members are “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m), and “independent” as defined by the rules and regulations promulgated by the NASD and SEC. The board and committee, referred to collectively as the administrator, determine the type, number, terms and conditions of awards granted under the plan.

Stock Options and Stock Appreciation Rights

     The administrator may grant stock options, both incentive stock options, or ISOs, and non-qualified stock options, or NSOs. In addition, the administrator may grant stock appreciation rights, or SARs, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date. These may include “limited” SARs exercisable for a period of time after a change in control or other event. The exercise price per share and the grant price are determined by the administrator, but must not be less than the fair market value of a share of our common stock on the grant date. The terms and conditions of options and SARs generally are fixed by the administrator, except that no stock option or SAR may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards or other property having a fair market value equal to the exercise price.

Restricted and Deferred Stock

     The administrator may grant restricted stock, which is a grant of shares of our common stock that may not be sold or disposed of, and may be forfeited if the recipient’s service ends before the restricted period. Restricted stockholders generally have all of the rights of a shareholder.

     The administrator may grant deferred stock, which confers the right to receive shares of our common stock at the end of a specified deferral period, that may be forfeited if the recipient’s service ends before the restricted period. Prior to settlement, an award of deferred stock generally carries no rights associated with share ownership.

Dividend Equivalents

     The administrator may grant dividend equivalents conferring the right to receive awards equal in value to dividends paid on a specific number of shares of our common stock. These may be granted alone or in connection with another award, subject to terms and conditions specified by the administrator.

Bonus Stock and Awards

     The administrator may grant shares of our common stock free of restrictions as a bonus or in lieu of other obligations, subject to such terms as the administrator may specify.

Other Stock-Based Awards

     The administrator may grant awards under the plan that are based on or related to shares of our common stock. These might include convertible or exchangeable debt securities, rights convertible into common stock, purchase rights, payment contingent upon our performance or other factors. The administrator determines the terms and conditions of such awards.

Performance Awards

     The right to exercise or receive a grant or settlement of an award may be subject to performance goals and subjective individual goals specified by the administrator. In addition, performance awards may be granted upon achievement of pre-established performance goals and subjective individual goals during a fiscal year. Performance awards to our chief executive officer and four highest compensated officers, or covered employees, should qualify as deductible performance based compensation under Internal Revenue Code section 162(m). The administrator will determine the grant amount, terms and conditions for performance awards.

     One or more of the following business criteria will be used by our Compensation Committee in establishing performance goals for performance awards and annual incentive awards to covered employees: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Russell 2000 Small Cap Index and Russell Healthcare Index; (3) net income; (4) pretax earnings; (5) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (6) earnings per share; (7) operating earnings; and (8) ratio of debt to shareholders’ equity.

     After the end of each performance period, the administrator (which will be the Compensation Committee for awards intended to qualify as performance based for purposes of section 162(m)) will determine the amount of any pools, the maximum amount of potential performance awards payable to each participant, and the amount of any other potential performance awards payable to participants in the plan.

Acceleration of Vesting; Change in Control

     The administrator may accelerate vesting or other restrictions of any award, including if we undergo a change in control as defined in the plan. In addition, performance goals relating to any performance-based award may be deemed met upon a change in control. Stock options and limited stock appreciation rights may be cashed out based on a defined “change in control price.”

     In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock option.

Amendment and Termination

     Our board of directors may amend, alter, suspend, discontinue or terminate the plan or the administrator’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration required by law, regulation or applicable exchange rules. Unless earlier terminated by our board of directors, the plan will terminate ten years after its adoption, or when no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan. Amendments to any award that have a material adverse effect on a participant require their consent.

Federal Income Tax Consequences

     The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult their tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Nonqualified Stock Options

     Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his capital gain holding period for those shares will begin on that date.

     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

     The plan provides for the grant of options that qualify as incentive stock options, or ISOs, as defined in Internal Revenue Code section 422. An optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for a required holding period of at least two years from the date the option was granted and at least one year from the date the option was exercised, the difference between the amount realized on disposition and the holder’s tax basis will be long-term capital gain.

     If an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the share on the date the ISO was exercised over the exercise price. If the sales proceeds are less than the fair market value, the amount of ordinary income recognized will not exceed the gain realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share, the excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

     For purposes of the alternative minimum tax, or AMT, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price generally will be an adjustment included in the optionee’s AMT income. If there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for AMT purposes with respect to that share. If there is a disqualifying disposition in a later year, no income is included in the optionee’s AMT income for that year. The tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for AMT purposes.

     We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements.

Stock Awards

     Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received, equal to the excess of the fair market value over any amount paid for the stock. If the stock is not vested when received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock over any amount paid for the stock. A recipient may file an election with the Internal Revenue Service within 30 days of receipt of the stock, to recognize ordinary compensation income as of the date the recipient receives the award, equal to the excess of the fair market value over any amount paid for the stock.

     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for the shares plus any ordinary income recognized when the stock is received or becomes vested.

     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

     The administrator may grant stock appreciation rights, or SARs, separate or stand-alone of any other awards, or in tandem with options.

     With respect to stand-alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, it will be taxable as ordinary compensation income when received. If the recipient receives the appreciation in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid for the stock.

     With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option.

     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.

Dividend Equivalents

     Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income equal to the fair market value of the award when it is received. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations

     Internal Revenue Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to our chief executive officer and four highest compensated officers, to the extent that compensation exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified performance based compensation, are disregarded for purposes of the Section 162(m) deduction limitation. Compensation attributable to some stock awards will qualify as performance-based compensation if granted by a committee of the board of directors comprised solely of “outside directors” only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders.

     A stock option or stock appreciation right may be considered performance based compensation if the plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

     A vote “For” the approval of the 2005 Stock Award Plan will constitute a vote for shareholder approval for purposes of Section 162(m).

EXECUTIVE COMPENSATION

Executive Compensation

     The Compensation Committee of the board of directors will review and determine or recommend to the board of directors for determination the compensation provided to our executive officers, including stock compensation. In addition, the Compensation Committee will review and make recommendations on stock compensation arrangements for all of our employees.

Compensation Policy

     Our executive compensation policy is designed to enable it to attract, motivate and retain highly qualified executive officers. The key components of the compensation program will be:

•	base salary;

•	annual incentive bonus awards; and

•	stock options or other awards under the 2005 Stock Award Plan.

     In arriving at specific levels of compensation for executive officers, the Compensation Committee will rely on:

•	the recommendations of management;

•	benchmarks provided by generally available compensation surveys;

•	the experience of committee members and their knowledge of compensation paid by comparable companies or companies of similar size or generally engaged in the healthcare services business; and

•	the advice and counsel of experts and advisors with broad experience in the field of executive compensation.

     The Compensation Committee will seek to ensure that an appropriate relationship exists between executive pay and corporate performance. Executive officers are entitled to customary benefits generally available to all Company employees, including group medical insurance.

Components of Executive Compensation

     Base salary. In addition to complying with the executive compensation policy and to the requirements of applicable employment agreements, compensation for each of the executive officers will be based on the executive’s duties and responsibilities, our performance, both financial and otherwise, and the success of the executive in developing and executing our business development, sales and marketing, financing and strategic plans, as appropriate.

     Bonus. Executive officers will be eligible to receive cash bonuses based on the degree of our achievement of financial and other objectives and the degree of achievement by each such officer of his or her individual objectives.

     Stock options. Equity participation will be a key component of our executive compensation program. Under the 2005 Stock Award Plan, we will be permitted to grant stock options to officers, directors, employees and consultants. Stock options will be granted to executive officers primarily based on the officer’s actual and expected contribution to our development. Options are designed to retain executive officers and motivate them to enhance stockholder value by aligning their financial interests with those of the stockholders. Stock options are intended to enable us to attract and retain key personnel and provide an effective incentive for management to create stockholder value over the long term since the option value depends on appreciation in the price of our common stock.

Chief Executive Officer Compensation

     The Compensation Committee will annually review and recommend to the board of directors the compensation of Alain Delongchamp, Chief Executive Officer. Mr. Delongchamp, as a member of the board, will abstain from all discussions and decisions of the board with regard to his compensation. The Compensation Committee believes that in the highly competitive healthcare industry in which we operate, it is important that Mr. Delongchamp to receive compensation consistent with compensation received by chief executive officers of competitors.

Internal Revenue Code Limits on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The 2005 Stock Inventive Plan has been structured to qualify the compensation income deemed to be received upon the exercise of stock options granted under the plans as performance-based compensation. The Compensation Committee will review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of compensation programs in a manner designed to permit unlimited deductibility for federal income tax purposes.

     We are not currently subject to the limitations of Section 162(m) because no executive officers received cash payments during 2004 in excess of $1 million. To the extent that the we are subject to the Section 162(m) limitation in the future, the effect of this limitation on earnings may be mitigated by net operating losses, although the amount of any deduction disallowed under Section 162(m) could increase alternative minimum tax by a portion of such disallowed amount.

Compensation Committee Interlocks and Insider Participation

     None of our officers or employees at any time during the past fiscal year were members of the Compensation Committee. During the last fiscal year, none of our executive officers served as:

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

•	a director of another entity one of whose executive officers served on our compensation committee; or

•	a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

PROPOSAL 3

APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE

Reincorporation to Delaware

     We are changing our state of incorporation from Nevada to Delaware by adopting a Merger Agreement has been adopted by our board of directors subject to approval by our stockholders at the annual meeting. A copy of the Merger Agreement is attached as Appendix G to this proxy statement. The persons named in the enclosed proxy intend to vote the proxy for the approval of the reincorporation to Delaware, unless you indicate on the proxy that you wish to vote against the reincorporation or abstain.

     Stockholder approval of the reincorporation proposal will constitute approval of (i) the Merger Agreement which provides for our merger with and into a newly formed Delaware corporation, or “Clearant-Delaware;” (ii) the certificate of incorporation and the bylaws of Clearant-Delaware, (iii) an increase in the authorized shares of our common stock from 100,000,000 to 200,000,000; (iv) the authorization of 50,000,000 shares of preferred stock, and (v) the change of the name of the surviving corporation to “Clearant, Inc.”

     The following discussion summarizes all of the material terms of the charter documents, bylaws, and laws of Nevada and Delaware as they pertain to stockholder rights. The summary is not intended to be complete and is qualified in its entirety by reference to the attached Merger Agreement, including the certificate of incorporation and bylaws of Clearant-Delaware attached as Exhibits B and C thereto.

General

     Upon approval, our state of incorporation will be changed to Delaware, and our existing subsidiary Clearant, Inc. will change its name to “Clearant Licensing, Inc.” The Merger Agreement provides for our merger with and into Clearant-Delaware, which is currently our wholly-owned subsidiary, with Clearant-Delaware being the surviving corporation and changing its name to “Clearant, Inc.” This reincorporation merger will, in effect, cause us to be reincorporated in Delaware.

     On the effective date of the reincorporation merger, Clearant-Delaware will succeed to all of our assets, liabilities and business and will possess all of our rights and powers. Our business will continue to operate under the corporate name, “Clearant, Inc.” The officers and directors of Clearant-Delaware will be our current officers and directors, subject to the election of new directors as set forth in Proposal 1 above.

     Except as described below, stockholders of Clearant-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they now possess as stockholders of a Nevada corporation, although certain changes are inherent in being incorporated in Delaware rather than in Nevada. A summary of these changes, as they might affect the stockholders, are discussed below.

     In addition, in connection with the reincorporation merger, we will adopt the certificate of incorporation and the bylaws, attached to the Merger Agreement. Approval of Proposal 3 will constitute approval of the Merger Agreement, the certificate of incorporation and the bylaws of Clearant-Delaware. The Merger Agreement will be terminated if it is not approved by the stockholders or if other conditions are not met.

     On the effective date of the reincorporation, each issued and outstanding share of our common stock, $.001 par value per share, will be converted automatically into one share of common stock, $.0001 par value per share, of Clearant-Delaware. The substance of each stockholder’s ownership interest will not materially change as a result of the reincorporation.

Stock Certificates

     Stockholders may, but are not required to, surrender their present common stock certificates so that replacement certificates representing shares of Clearant-Delaware common stock may be issued in exchange therefor. After the reincorporation merger, certificates representing our common stock will constitute good delivery in connection with sales through a broker, or otherwise, of shares of Clearant-Delaware common stock. American Stock Transfer & Trust Co., the Company’s transfer agent, will act as transfer agent for Clearant-Delaware after the reincorporation merger. Stockholders should not hesitate to consult us or their stockbrokers with respect to any questions regarding the mechanics of such transactions.

Amendment

     The Merger Agreement provides that it may be amended at any time, whether before or after approval by the stockholders, by agreement of our board of directors or our Corporate Governance and Nominating Committee and Clearant-Delaware, subject to any restrictions imposed by the laws of Nevada and Delaware. Delaware law will not permit an amendment to the Merger Agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either us or Clearant-Delaware. Our directors do not intend to make any material amendment to the Merger Agreement, nor do they intend to amend the certificate of incorporation or the bylaws of Clearant-Delaware should the reincorporation merger be approved by our stockholders.

Reasons for and Advantages of Reincorporation in Delaware

     The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

     The Delaware General Corporation Law, or DGCL, permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule with respect to unsolicited takeover attempts. Our current articles of incorporation do not include such “anti-takeover” provisions. Our board of directors has no present intention following the reincorporation in Delaware to further amend the certificate of incorporation or bylaws of Clearant-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board of directors may consider in the future certain antitakeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides somewhat different protections to an incumbent board of directors than available under Nevada laws.

     In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

     In management’s opinion, members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

Disadvantages of Reincorporation in Delaware

     Despite the belief of our board of directors as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the reincorporation merger disadvantageous for several reasons. As discussed below, Delaware law, unlike Nevada law, contains a statutory provision intended to discourage takeover attempts of Delaware corporations which are not approved by the board of directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Clearant-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Clearant-Delaware common stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our board of directors and may make removal of the board or management less likely as well.

     As further discussed below, the Clearant-Delaware certificate of incorporation and bylaws contain provisions which limit director liability to the fullest extent provided by law and provide for indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of Clearant-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Clearant-Delaware’s recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Clearant-Delaware and its stockholders. In addition, if the reincorporation merger is effected and the limitation on liability provision is part of the certificate of incorporation of Clearant-Delaware, the stockholders of Clearant-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Clearant-Delaware.

     Except as contemplated by the Merger Agreement, the reincorporation merger will not result in any change in our physical location, business, management, assets, liabilities or net worth. Upon completion of the reincorporation merger, the authorized capital stock of Clearant-Delaware will consist of 200,000,000 shares of common stock, $.0001 par value, and 50,000,000 shares of preferred stock, $.0001 par value.

     The Clearant-Delaware common stock initially will be listed on the OTC Bulletin Board, as the our common stock is presently. At the present time we do not meet, and, as of the effective date of the reincorporation merger, Clearant-Delaware is not expected to meet, trading requirements for The NASDAQ National Market. Subject to Clearant-Delaware meeting qualification requirements, management will seek trading privileges on the American Stock Exchange, although there can be no assurance that we will be approved for listing on Amex.

Indemnification and Directors’ Liability

     Our articles of incorporation and bylaws contain provisions intended to eliminate the liability of our directors for monetary damages and to require us to indemnify our officers and directors (and to permit us to similarly indemnify key employees, in the discretion of the board of directors), in each case, to the maximum extent permitted by Nevada law. The Clearant-Delaware certificate of incorporation and bylaws adopted in connection with the reincorporation merger will contain similar provisions to the maximum extent permitted by Delaware law.

Comparison of Clearant-Delaware Capital Stock

Authorized Capital Stock. Our authorized capital stock presently consists of 100,000,000 shares of common stock, $.001 par value. As of March 31, 2005, there were 35,829,350 shares of our common stock issued and outstanding. There are 839,285 shares of our common stock reserved for issuance upon the exercise of warrants issued to investors in connection with our March 31, 2005 private placement, and 1,918,588 shares of common stock reserved for issuance upon the exercise of options we assumed in connection with our March 31, 2005 merger. There are currently 59,517,539 authorized shares of common stock available for issuance which have not been reserved. If Proposal 2 is approved, there will be an additional 5,081,412 shares of common stock reserved for issuance under our 2005 Stock Award Plan. There are no other agreements, arrangements or understandings with anyone to sell or issue any additional shares of our common stock.

     We currently are not authorized to issue preferred stock, and as such no shares of preferred stock are currently issued or outstanding. Nevada law does not allow for the issuance of “blank check” preferred stock, but instead requires a corporation to amend its articles of incorporation to authorize the issuance of each series of preferred stock.

     Clearant-Delaware’s authorized capital stock presently consists of (i) 200,000,000 shares of common stock, $.0001 par value, of which one share is issued and outstanding and is owned by us, and (ii) 50,000,000 of preferred stock, $.0001 par value, none of which are issued or outstanding. The reincorporation merger will result in increasing the authorized number of shares of common stock by 100,000,000 shares, from 100,000,000 shares to 200,000,000 shares. In connection with the reincorporation merger, 35,829,350 shares of Clearant-Delaware common stock will be issued in exchange for all of our currently outstanding shares of common stock. No shares of Clearant-Delaware preferred stock will be issued in connection with the reincorporation merger. All of the shares of Clearant-Delaware common stock issued in connection with the reincorporation merger will be validly issued, fully paid and non-assessable.

Clearant-Delaware Common Stock. The holders of Clearant-Delaware common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law, or provided in any resolution adopted by the board of directors with respect to any series of Clearant-Delaware preferred stock, will exclusively possess all voting power. The holders of Clearant-Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of Clearant-Delaware preferred stock designated by the Clearant-Delaware board of directors from time to time, the holders of Clearant-Delaware common stock will be entitled to such dividends as may be declared from time to time by the Clearant-Delaware board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Clearant-Delaware available for distribution to such holders.

“Blank Check” Preferred Stock. The certificate of incorporation of Clearant-Delaware authorizes the issuance of 50,000,000 shares of preferred stock, par value $.0001 per share. Such preferred stock is commonly referred to as “blank check” preferred stock because the Clearant-Delaware board of directors has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.

     The authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

     The authorization of “blank check” preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

     Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares. The rules of the American Stock Exchange and other national exchanges, which would apply if our common stock were to be listed on them, require stockholder approval of certain issuances, but we are not currently subject to any such restrictions. One of the effects of the existence of unissued and unreserved common stock may be to enable our board of directors to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control.

Comparative Rights of Stockholders

General. The rights of the holders of our common stock are presently governed by our articles of incorporation and bylaws and the Nevada General Corporation Law. As a result of the reincorporation merger, holders of our common stock will become stockholders of Clearant-Delaware and their rights will thereafter be governed by the Clearant-Delaware certificate of incorporation and bylaws and the Delaware General Corporation Law.

Anti-takeover Effects. Provisions of the DGCL and the Clearant-Delaware certificate of incorporation and bylaws, which are summarized below, may have an anti- takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholders might consider in their best interest, including attempts that might result in a premium over the market price for the shares held by stockholders. Preventing or discouraging a takeover by means of a merger, tender offer, proxy contest or other contested transaction could protect the continuity of our management, and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Number of Directors; Removal; Filling Vacancies

     The Clearant-Delaware certificate of incorporation will provide that, the number of directors will be fixed from time to time by action of not less than a majority of the Clearant-Delaware Board then in office, but in no event shall the number of directors be less than five (5) nor more than nine (9), and that, subject to any rights of holders of Clearant-Delaware preferred stock, any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director. Accordingly, the Clearant-Delaware board of directors could prevent any stockholder from enlarging the board and filling the new directorships with the stockholder’s own nominees.

     Under Delaware law, unless otherwise provided in the certificate of incorporation, directors serving on a board may be removed by the stockholders with or without cause. The Clearant-Delaware certificate of incorporation will provide that directors may be removed, with or without cause, only upon the affirmative vote of holders of at least two-thirds of the voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, subject to any rights of holders of Clearant-Delaware preferred stock; provided, however, that where such action is approved by a majority of the directors the affirmative vote of only a majority of the holders of all outstanding shares of Clearant-Delaware common stock will be required for approval of such action.

     Under Nevada law, a director may be removed by the vote of the holders of not less than two thirds of the voting power of the voting stock, subject to restrictions concerning cumulative voting. However, a Nevada corporation may include in its articles of incorporation a provision requiring the approval of a larger percentage of the stockholders to remove a director. Any vacancy on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors. Our current articles of incorporation provide that the number of directors shall not be less than one nor more than nine, and may from time to time be fixed in such manner as shall be provided in our bylaws. Our current bylaws provide that the number of directors shall from time to time be fixed and determined by the vote of a majority of the entire board of directors serving at the time of the vote. There are currently six members of our board of directors.

Amendment of the Certificate of Incorporation and Bylaws

     The Clearant-Delaware certificate of incorporation and bylaws contain provisions requiring the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of stock entitled to vote, voting together as a single class, subject to the rights, if any, of holders of preferred stock, to amend the certificate of incorporation or bylaws.

     Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Clearant-Delaware certificate of incorporation and bylaws will impose supermajority requirements on the vote of stockholders to amend the Clearant-Delaware certificate of incorporation and bylaws. These provisions will make it more difficult for stockholders to make changes in the Clearant-Delaware certificate of incorporation and bylaws, including changes designed to facilitate the exercise of a change in control.

     Nevada law requires most amendments to the articles of incorporation to be approved by the board of directors, then by the vote of the holders of a majority of the voting stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. Our current articles do not provide for a greater or lesser vote. Under Nevada law, a corporation’s board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under Nevada law, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. Our current bylaws may be amended by either our board of directors or our stockholders.

Business Combinations

     Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

     Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Clearant-Delaware certificate of incorporation does not exclude Clearant-Delaware from the restrictions imposed under Section 203 of Delaware law. It is anticipated that the provisions of Section 203 of Delaware law may encourage companies interested in acquiring Clearant-Delaware to negotiate in advance with the Clearant-Delaware board of directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

     Nevada law also prohibits certain business combinations between a corporation and an “interested stockholder” (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for five years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, Nevada law permits business combinations that meet all requirements of the corporation’s articles of incorporation and (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than five years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. However, a corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada law, and we have already done so.

Limitation of Liability of Directors

     Both Nevada law and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for breach of the director’s fiduciary duty, subject to certain limitations. Our current articles of incorporations and bylaws include such provisions, and the Clearant-Delaware certificate of incorporation and bylaws include such provisions, in each case, to the maximum extent permitted by law.

     The DGCL does not permit exculpation of liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of DGLC, which concerns unlawful payments of dividends, stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. Under Nevada law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

     While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care. The provisions described above apply to an officer of the corporation only if he or she is a director of the corporation and is acting in his or her capacity as director, and do not apply to officers of the corporation who are not directors. Nevada law limits a director’s liability for monetary damages, except for breach of a director’s duties under certain circumstances.

Indemnification of Directors and Officers

     Both Nevada law and Delaware law permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. However, unlike under Delaware law, Nevada law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was lawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney’s fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both Delaware law and Nevada law provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

     The Clearant-Delaware certificate of incorporation provides that except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. The Clearant-Delaware bylaws provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. The indemnification rights to be conferred by the Clearant-Delaware certificate of incorporation and bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Our current bylaws and the Clearant-Delaware bylaws authorize us to purchase and maintain insurance on behalf of directors, officers, employees and agents.

     As described below, with certain exceptions, Delaware law is similar to Nevada law with respect to indemnification of officers and directors.

     Further, we may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under Nevada law, and under Delaware law, if we effectuate the reincorporation merger. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers. However, the limitation of liability and indemnification provisions in the Clearant-Delaware certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. The members of the our board of directors have a personal interest in seeing that the reincorporation merger is effected and that the limitation on liability and indemnification provisions are included as a part of the certificate of incorporation and bylaws of Clearant-Delaware.

Summary of Other Material Changes in Charter and Bylaws to be Effected by the Reincorporation Merger and Differences Between Nevada and Delaware Corporate Laws

Supermajority Required for Amendment. The Clearant-Delaware certificate of incorporation permits the board of directors to adopt, amend or repeal any or all of the company’s bylaws without stockholder action, and provides that such bylaws may also be adopted, amended or repealed by its stockholders, but only if approved by holders of two-thirds or more of the voting power of all outstanding shares of voting stock.

Authorized Capital. Our current articles of incorporation authorize the issuance of up to 100,000,000 shares, par value $.001 per share. The proposed certificate of incorporation will increase the authorized number of shares of common stock to 200,000,000 shares, par value $.0001 per share, and will further authorize the issuance of 50,000,000 shares of preferred stock, par value $.0001 per share. Each share of Clearant-Delaware common stock will have the same par value as our common stock. The current articles of incorporation do not include a provision for the authorization of a class of preferred stock. The proposed certificate of incorporation authorizes a class of preferred stock commonly known as “blank check” preferred stock. The preferred stock may be issued from time to time in one or more series, and the board of directors of Clearant-Delaware, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Clearant-Delaware common stock. Nevada law does not allow for the issuance of “blank check” preferred stock, but requires a corporation to amend the articles of incorporation to authorize the issuance of each series of preferred stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of Clearant-Delaware common stock will not have any preemptive or similar rights to acquire any preferred stock.

Liability of Directors. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Clearant-Delaware certificate of incorporation includes such a provision.

     Under Nevada law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Indemnification of Directors and Officers. Delaware and Nevada law generally provide for similar provisions with respect to the power of a corporation to indemnify its directors and officers. However, unlike under Delaware law, Nevada law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

Special Meetings of Stockholders. Under Delaware law, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Clearant-Delaware certificate of incorporation and bylaws provide that a special meeting may only be called by the Chairman of the board of directors, the Chief Executive Officer, the President or the Secretary, in each case pursuant to a resolution of the board of directors, and special meetings of our stockholders may not be called by any other person.

     Nevada law provides that a special meeting of stockholders may be called by: (i) a corporation’s board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation’s articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. Our current articles of incorporation do not include any such provision. Our current bylaws provide that a special meeting of stockholders may be called by a majority of the board of directors, the President, a Vice President or one-third of the stockholders of record of all shares entitled to vote.

Merger with Subsidiary. Nevada and Delaware law both provide that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Removal of Directors; Filling Vacancies on the Board of Directors. Under Delaware law, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. Under Nevada law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose. Our current articles of incorporation do not refer to removal of directors. Therefore, any member of our board of directors may be removed with or without cause.

     The Clearant-Delaware certificate of incorporation provides that the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting shares. Under the bylaws of Clearant-Delaware, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. This may prevent or delay a majority of stockholders from removing directors or expanding the board to gain control. In addition, the proposed bylaws of Clearant-Delaware provide that the directors elected to fill vacancies on the board of directors will hold office until the next election of directors. Our existing bylaws provide that vacancies on the board of directors may be filled by a majority vote of the remaining members of the board of directors.

Committees of the Board of Directors. Nevada and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation’s own stock. Moreover, if either the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Nevada law places more limitations on the types of activities that can be delegated to committees of the board. Under Nevada law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation’s own stock.

Amendment or Repeal of the Certificate. Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Clearant-Delaware certificate of incorporation does not provide otherwise. However, the proposed certificate of incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed certificate of incorporation of Clearant-Delaware, unless such amendments are adopted by the board of directors of Clearant-Delaware. Except with regard to minor amendments, all amendments to the articles of incorporation of a Nevada corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote. Our current articles of incorporation do not provide for a greater or lesser vote.

Amendments to Bylaws. Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under Nevada law, a corporation’s board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under Nevada law, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The Clearant-Delaware certificate of incorporation permits the board of directors to adopt, alter or amend the bylaws of Clearant-Delaware. However, the Clearant-Delaware certificate of incorporation imposes certain supermajority requirements on the vote of stockholders to amend the bylaws of Clearant-Delaware, unless such amendments are adopted by the board of directors of Clearant-Delaware. Our current articles of incorporation provide the board of directors with the authority to adopt, alter or amend our bylaws.

Vote Required For Mergers. Nevada law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Nevada corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation’s stockholders, Delaware law, unlike Nevada law, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Stock Redemptions And Repurchases. Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under Delaware law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Our articles of incorporation do not contain any additional restrictions on distributions to stockholders or provide for the authorization of a class of preferred stock.

Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

Consideration for Stock. Under Nevada law, a corporation may issue its capital stock for less than par value and only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Stockholders’ Rights to Examine Books and Records. Delaware law provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under Nevada law, any stockholder who owns at least 15% of the outstanding shares of the corporation’s capital stock may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under Nevada law, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation’s books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in Delaware law.

Dividends. Delaware law provides that the corporation may pay dividends out of surplus, out the corporation’s net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference. Nevada law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation’s total assets would be less than the sum of its total liabilities, plus (unless the corporation’s articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

Corporate Action Without a Stockholder Meeting. Delaware and Nevada law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. Our current articles of incorporation do not include any such contrary provision. The proposed certificate of incorporation does not include any such contrary provision. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing, and the Clearant-Delaware bylaws require that it be given at least ten days before such action is effective. Nevada law provides that such notice must be given within ten days of the date such stockholder authorization is granted.

Advance Notice Requirements. The Clearant-Delaware certificate of incorporation provides that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary. Generally, to be timely, a stockholder’s notice must be received at the principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the previous year’s annual meeting. The Clearant-Delaware bylaws also specify requirements as to the form and content of a stockholder’s notice. These provisions may impede stockholder’s ability to bring matters before an annual meeting of stockholders or make nominations for directors at an annual meeting of stockholders.

No Cumulative voting. The DGCL provides that stockholders are not entitled to the right to cumulative votes in the election of directors unless the certificate of incorporation provides otherwise. The Clearant-Delaware certificate of incorporation does not provide for cumulative voting. This may prevent or delay stockholders holding significant voting power less than a majority from obtaining any representation on the board of directors.

Dissolution. Under the DGCL, if the board of directors deems it advisable that the corporation should be dissolved and the holders of a majority of outstanding shares of stock of the corporation entitled to vote thereon votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of the State of Delaware. The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware corporate law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware corporate law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not e personally liable to the claimants of the dissolved corporation.

     Under Nevada corporate law, if the board of directors decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. Our current articles of incorporation and bylaws do not include such provisions, and the Clearant-Delaware certificate of incorporation and bylaws do include such provisions, subject to the rights, if any, of holders of our preferred stock.

State Franchise Taxes. Nevada does not have a corporate franchise tax. If the reincorporation merger is consummated, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax. The Delaware franchise tax imposed on us will be calculated under the “assumed par value capital method.” Under this method, generally, the franchise tax is a corporation’s assumed par value divided by 1,000,000 and then multiplied by $250. The assumed par value is generally determined by dividing a corporation’s total gross assets by its total issued shares, and then multiplied by the number of authorized shares. For fiscal 2005, we will pay a pro rata share of Delaware franchise taxes if the reincorporation merger is approved, based upon the date upon which the merger is completed.

Certain Federal Income Tax Consequences

     The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the tax code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all stockholders. All stockholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

     The reincorporation merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by us or our stockholders as a result of the exchange of shares of our common stock for shares of Clearant-Delaware common stock upon consummation of the transaction.

     The combination and change of each share of our common stock into one share of Clearant-Delaware common stock will be a tax-free transaction, and the holding period and tax basis of common stock will be carried over to Clearant-Delaware common stock received in exchange therefor.

Securities Act Consequences

     The shares of Clearant-Delaware common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended, or the 1933 Act. In that regard, Clearant-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the reincorporation merger, Clearant-Delaware will be a publicly-held company, Clearant-Delaware common stock will be listed for trading in the over-the-counter market on the OTC Bulletin Board, and Clearant-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the we have previously filed and provided. Stockholders whose common stock is freely tradable before the reincorporation merger will have freely tradable shares of Clearant-Delaware common stock. Stockholders holding restricted shares of common stock will have shares of Clearant-Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Clearant-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Clearant-Delaware common stock on the date they acquired their shares of our common stock. In summary, we and our stockholders will be in the same respective positions under the federal securities laws after the reincorporation merger as we and our stockholders were prior to the reincorporation merger.

Dissenters’ Rights of Appraisal

     Nevada law generally provides that stockholders may have dissenters’ rights in connection with a plan of merger in connection with which the approval of the corporation’s stockholders is required. However, Nevada law provides that there is no right of dissent with respect to a plan of merger, such as the reincorporation merger, in favor of holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers (NASD), or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.330 of Nevada law. Our common stock is listed for trading in the OTC BB, which is not designated as a national market system by the NASD, and as of the record date we had approximately 150 stockholders of record.

     Therefore, there will be dissenters’ rights available to stockholders with respect to the reincorporation merger. If a stockholder does not approve the reincorporation merger and does not agree with the valuation and determination of the fair market value of the shares of common stock, they will be entitled to dissent. In order to exercise dissenter’s rights provided under Nevada law, a stockholder must submit a written demand to us within 45 days from the mailing of a notice of dissenter’s rights. The demand must contain (i) the number of shares of common stock held of record by the stockholder, (ii) a statement of what the stockholder claims to be the fair market value of the shares as of the effective date, (iii) a statement that the stockholder had acquired the shares prior to the effective date, and (iv) the original stock certificate representing the shares to be deposited with us. The statement will constitute an offer by the stockholder to sell their shares of our common stock at the stated price. We will respond to any demands within 30 days of receipt. If a stockholder fails to comply with the demand requirement within the period of time specified, they will not be entitled to exercise any dissenters’ rights.

     If a stockholder submits a written demand to us and we accept the offer to purchase their shares at your the offer price, then we will be send a check for the full purchase price of the shares within 30 days of acceptance. If a demand for payment remains unsettled, we will commence a court proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we will pay each dissenter whose demand remains unsettled the amount demanded.

Abandonment

     Notwithstanding a favorable vote of the stockholders, we reserve the right by action of our board of directors to abandon the proposed reincorporation prior to effectiveness of the reincorporation merger if the board determines that such abandonment is in the best interests of the company. Our board of directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Recommendation of the Board

     Approval by stockholders of the reincorporation merger will constitute approval of the Merger Agreement, the certificate of incorporation of Clearant-Delaware, the bylaws of Clearant-Delaware, and the change of the corporate name.

     Under our articles of incorporation and Nevada law, this Proposal 3 to reincorporate in Delaware pursuant to the reincorporation merger must be approved by the affirmative vote of at least a majority of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote at the meeting.

     The board of directors unanimously recommends a vote FOR the approval of reincorporation from Nevada to Delaware.

MANAGEMENT

Executive Officers

     Our executive officers are elected annually by the board of directors and serve at the discretion of the board of directors. The following sets forth certain information with respect to our executive officers (other than such information regarding Alain Delongchamp which was disclosed under “Election of Directors” above):

Name	Age	Position
Donald J. Lewis	54	Secretary and Chief Financial Officer

Donald J. Lewis, CPA, joined Clearant as Chief Financial Officer and Secretary in March 2005. From July 2003 to March 2005, Mr. Lewis provided financial consulting to companies including American Flyer Bicycle (manufacturing and distribution), Costa Macaroni Manufacturing (food manufacturing), Metric Machining (parts manufacturing), Morrison & Burke (commercial printing), Sienna (food brokering), and L’Koral Industries (garment manufacturing). From April 2004 to June 2004, he served as Chief Financial Officer and managed the sale of the operating assets for Checkmate Staffing, Inc. From 2001 through May 2003, Mr. Lewis served as Chief Financial Officer and Chief Operating Officer of Applause, LLC, a designer and distributor of plush toys and gifts. From 1998 through May 2001, he served as the Senior Vice President and Chief Financial Officer, and Board Member of Global Health Sciences, Inc, a $250 million publicly-held designer & manufacturer of nutritional products which filed for chapter 11 bankruptcy in January 2001. He was a partner at Arthur Andersen, LLP from 1983 through 1995. Mr. Lewis earned a bachelor of business administration from University of Notre Dame.

EMPLOYMENT AGREEMENTS

Chief Executive Officer

     We have a two-year employment agreement with our Chief Executive Officer, Alain Delongchamp. Mr. Delongchamp receives a base salary of $ 350,000 per year as of April 1st, 2005. He is eligible for an annual incentive bonus targeted at 50% of his base salary based on achieving certain goals and performance milestones. His base salary may be increased annually. He receives executive benefits including group medical and dental insurance, $500,000 of term life insurance, accidental death and long-term disability insurance, and sports club membership. In connection with the merger, we assumed vested options to purchase 76,000 shares of common stock at $0.60 per share, and options to purchase 324,000 shares of common stock at $2.80 per share, half of which are vested and the remainder of which vest on December 31, 2005. If our 2005 Stock Award Plan is approved, he will be eligible to be granted options to purchase up to 1,000,000 shares of our common stock at the fair market value on the date of grant based upon meeting specified goals and performance milestones; the options will vest up to 25% each year over 4 years. If Mr. Delongchamp is terminated without good cause within 12 months of a change of control, all of his unvested stock options will vest immediately, he will receive a lump sum payment and continued medical coverage.

Chief Financial Officer

     We have a two-year employment agreement with our Chief Financial Officer, Donald J. Lewis effective March 1st, 2005. Mr. Lewis receives an annual base salary of $260,000, and will be eligible to receive annual bonuses targeted at 30% of his base salary based on achieving certain milestones. His base salary may be increased annually. He receives executive benefits including group medical and dental insurance, $360,000 of term life insurance, accidental death and long-term disability insurance, and sports club membership. If our 2005 Stock Award Plan is approved, he will be granted options to purchase 400,000 shares of our common stock at the fair market value on the date of grant, half vesting 25% each year over 4 years, and half vesting upon meeting specified performance milestones. In the event that Mr. Lewis is terminated without good cause prior to the end of the term, he will receive a portion of his compensation, and continued medical benefits. In addition, a portion of his unvested options will vest immediately.

Confidentiality Agreements

     Each employee is required to enter into a confidentiality agreement. These agreements provide that for so long as the employee works for us, and after the employee’s termination for any reason, the employee may not disclose in any way any of our proprietary or confidential information.

Limitation on Liability and Indemnification Matters

     Our certificate of incorporation and bylaws limit the liability of directors and executive officers to the maximum extent permitted by Nevada law. The limitation on our directors’ and executive officers’ liability may not apply to liabilities arising under the federal securities laws. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to our directors and executive officers pursuant to our certificate of incorporation and bylaws, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

LONG-TERM INCENTIVE PLANS

     The following table sets forth certain information as of December 31, 2004 with respect to our long-term incentive plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation plans
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	referenced in the first
Plan Category	warrants and rights	warrants and rights	column)
Equity compensation plans approved by security holders	0	$0.00	0
Equity compensation plans not approved by security holders	0	$0.00	0
Total	0	$0.00	0

PERFORMANCE GRAPH

     The chart below compares the cumulative total stockholder return on our common stock with the cumulative total return on the S&P Healthcare Sector Index and the Russell 2000 Small Cap Index for the period commencing October 15, 2004 (the first day of trading of our common stock on the OTC Bulletin Board) and ending December 31, 2004, assuming an investment of $100 and the reinvestment of any dividends.

     The base price for our common stock is the post-split adjusted closing price of $0.14 per share on October 15, 2004. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the common stock.

COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN*
AMONG CLEARANT, INC., THE RUSSELL 2000 INDEX
AND THE RUSSELL 2000 HEALTH CARE SECTOR INDEX

* $100 invested on 10/15/04 in stock or on 9/30/04 in index-including reinvestment of dividends.
Fiscal year ending December 31.

AUDIT COMMITTEE

     The Audit Committee has the sole authority to select, evaluate and if appropriate replace our independent registered public accounting firm, and to pre-approve all auditing and permitted non-auditing services performed by them for us including their fees and other terms. All members of the committee meet the requirements of the Securities and Exchange Commission and the Audit Committee Charter.

     Management is responsible for the preparation, presentation and integrity of our financial statements, establishing, maintaining and evaluating the effectiveness of internal and disclosure controls and procedures; and evaluating any change in internal control over financial reporting that materially affect, or is reasonably likely to materially affect, internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes. Members of the committee rely on the information provided to them and on the representations made by management and the independent registered public accounting firm.

     In fulfilling its responsibilities, the Audit Committee will meet with management and the independent registered public accounting firm, including sessions at which management is not present, and reviewed and discussed the unaudited financial statements contained in our Quarterly Reports on Form 10-Q, and the audited financial statements contained in our Annual Reports on Form 10-K, prior to their filing with the Securities and Exchange Commission. The Audit Committee will discuss the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect, including the independent registered public accounting firm’s overall evaluations of the quality, not just the acceptability, of our accounting principles, the critical accounting policies and practices used in the preparation of the financial statements, the reasonableness of significant judgments, and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The Audit Committee will also receive the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, and reviewed with the independent registered public accounting firm its independence.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Singer Lewak Greenbaum & Goldstein LLP has been appointed to serve as our independent registered public accounting firm for the 2005 fiscal year unless the Audit Committee deems it advisable to make a substitution. We anticipate that representatives of the firm will attend the annual meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

2004 ANNUAL REPORT ON FORM 10-K

     We have mailed with this proxy statement a copy of our annual report to each stockholder of record as of May 30, 2005. If a stockholder requires an additional copy of our annual report, we will provide one, without charge, on the written request of any such stockholder addressed to us at Clearant, Inc., 11111 Santa Monica Blvd., Suite 650, Los Angeles, California 90025, Attn: Investor Relations.

OTHER BUSINESS

     We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

     Stockholders interested in presenting a proposal for consideration at our 2006 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our corporate Secretary no later than February 17, 2006.

     Our 2006 annual meeting of stockholders is expected to be held on Friday, June 23, 2006. If the date of next year’s annual meeting is changed by more than 30 days, then any proposal must be received not later than ten days after the new date is disclosed in order to be included in our proxy materials.

/s/ ALAIN DELONGCHAMP

Alain Delongchamp
Chief Executive Officer

Los Angeles, California
June 17, 2005

APPENDIX A

CLEARANT, INC.

AUDIT COMMITTEE CHARTER

Role

     The Audit Committee’s role is to discharge the Board of Directors’ oversight responsibilities relating to the Company’s financial reporting process, system of internal control, audit process, and process for monitoring compliance with laws, regulations and the Code of Ethics, to produce an annual report for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies relating to financial oversight.

Membership

     The membership of the Committee consists of at least three directors, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) financially literate. At least one member shall be designated as the “financial expert,” as defined by applicable laws and regulations. The Board appoints the members of the Committee and the chairperson, on the recommendation of the Corporate Governance and Nominating Committee. The Board may remove any member from the Committee at any time with or without cause.

Operations

     The Committee meets at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) applicable laws and regulations.

     The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors, outside counsel and executive sessions.

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Authority

     The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

1)	Appoint, compensate, and oversee the work of any registered public accounting firm employed by the Company.

2)	Resolve any disagreements between management and the auditor regarding financial reporting.

3)	Pre-approve all auditing and non-audit services.

4)	Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation.

5)	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties.

6)	Meet with company officers, external auditors, or outside counsel, as necessary.

Responsibilities

The Committee will carry out the following responsibilities:

  Financial Statements

1)	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

2)	Review with management and the external auditors the results of the audit, including any difficulties encountered.

3)	Review the annual financial statements, and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles.

4)	Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.

5)	Review with management and the external auditors all matters required to be communicated to the Committee under generally accepted auditing standards.

6)	Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

7)	Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to Committee members.

2

  Internal Control

1)	Consider the effectiveness of the company’s internal control system, including information technology security and control.

2)	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

  Internal Audit

1)	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

2)	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

3)	Review the effectiveness of the internal audit function, including compliance with applicable laws, regulations and professional standards.

4)	On a regular basis, meet separately with the Company’s Chief Financial Officer (CFO) and other financial executive to discuss any matters that the Committee or internal auditors believe should be discussed privately.

  External Audit

1)	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

2)	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

3)	Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the company, including non-audit services, and discussing the relationships with the auditors.

4)	On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

  Compliance

1)	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2)	Review the findings of any examinations by regulatory agencies, and any auditor observations.

3)	Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

3

4)	Obtain regular updates from management and company legal counsel regarding compliance matters.

  Reporting Responsibilities

1)	Regularly report to the board of directors about Committee activities, issues, and related recommendations.

2)	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

3)	Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4)	Review any other reports the company issues that relate to Committee responsibilities.

  Other Responsibilities

1)	Perform other activities related to this charter as requested by the board of directors.

2)	Institute and oversee special investigations as needed.

3)	Review and assess the adequacy of the Committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

4)	Confirm annually that all responsibilities outlined in this charter have been carried out.

5)	Evaluate the Committee’s and individual members’ performance on a regular basis.

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APPENDIX B

CLEARANT, INC.

COMPENSATION COMMITTEE CHARTER

Role

     The Compensation Committee’s role is to discharge the Board of Directors’ responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

     The membership of the Committee consists of two or more directors, at least two of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson, on the recommendation of the Corporate Governance and Nominating Committee. The Board may remove any member from the Committee at any time with or without cause.

Operations

     The Committee meets at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) applicable laws and regulations.

Authority

     The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other

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experts, counsel or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

     The principal responsibilities and functions of the Compensation Committee are as follows:

1.	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders.

2.	Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3.	Review and approve the compensation structure for corporate officers at the level of senior vice president and above.

4.	Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5.	Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO’s compensation. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6.	Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7.	Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

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8.	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9.	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10.	Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11.	Regularly review and make recommendations about changes to the charter of the Committee.

12.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

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APPENDIX C

CLEARANT, INC.

CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE CHARTER

Role

     The Corporate Governance and Nominating Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stockholders.

Membership

     The membership of the Committee consists of two or more directors, at least two of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

     The Committee meets at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) applicable laws and regulations.

Authority

     The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain any search firm used to identify director candidates, or other experts, counsel or consultants, as it deems

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appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

     The principal responsibilities and functions of the Governance and Nominating Committee are as follows:

1.	Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Company stockholders.

2.	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders, and for appointment to the committees of the Board (including this Committee).

3.	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4.	Assist in identifying, interviewing and recruiting candidates for the Board.

5.	Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.

6.	Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7.	Develop and periodically review and recommend to the Board appropriate revisions to the Company’s Corporate Governance Guidelines.

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8.	Monitor compliance with the Corporate Governance Guidelines.

9.	Annually review and make recommendations about changes to the charter of the Corporate Governance and Nominating Committee.

10.	Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

12.	Assist in leading the Board’s annual review of the Chief Executive Officer’s performance.

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APPENDIX D

CLEARANT, INC.

CODE OF ETHICS
FOR FINANCIAL EXECUTIVES

     The Company’s Chief Executive Officer (CEO), Chief Financial Officer (CFO), Controller and other accounting and financial managers hold an important and elevated role in corporate governance. They are uniquely capable and empowered to ensure that stockholders’ interests are appropriately protected and preserved. Accordingly, this Code of Ethics provides principles to which financial managers are expected to adhere and advocate. The Code embodies rules regarding individual and peer responsibilities, as well as responsibilities to the Company, the public and stockholders.

     The CEO, CFO, Controller, accounting managers, financial managers and other persons performing similar functions shall adhere to and advocate the following principles and responsibilities governing professional and ethical conduct, and to the best of their knowledge and ability:

1.	Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2.	Provide information that is accurate, complete, objective, fair, relevant, timely and understandable, including without limitation in Company financial statements, reports and other filings with the Securities and Exchange Commission (SEC).

3.	Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies, including without limitation the SEC and any exchange on which the Company has listed its securities.

4.	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

5.	Respect the confidentiality of information acquired in the course of work for the Company, except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of work for the Company will not be used for personal advantage.

6.	Share knowledge and maintain professional skills important and relevant to the needs of the Company and its stockholders.

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7.	Proactively promote ethical behavior as a responsible partner among peers, in the work environment and the community.

8.	Achieve responsible use of and control over all Company assets and resources that are employed or entrusted to them.

9.	Report known or suspected violations of this Code in accordance with applicable rules and procedures.

10.	Not interfere with, unduly or fraudulently influence or manipulate any internal or independent audit of the Company’s financial statements, accounting books or records.

11.	Be responsible for adhering to this Code.

     Anyone aware of any suspected or known violations of this Code or other Company policies or guidelines should promptly report such concerns to management, the Audit Committee or the Board of Directors.

     It is the Company’s intention that this Code be its written code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 complying with the standards set forth in SEC Regulation S-K Item 406.

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EXECUTION CERTIFICATE

     In my role as ___of Clearant, Inc., I certify to the Company and the Audit Committee of the Board of Directors that I will adhere to and advocate the principles and responsibilities governing my professional and ethical conduct set forth in the Code of Ethics for Financial Executives of the Company.

Signature:

Printed Name:

Date:

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APPENDIX E

CLEARANT, INC.

REPORTING PROCEDURES FOR
ACCOUNTING OR AUDITING CONCERNS

     Anyone who has a concern about a questionable accounting or auditing matter may submit it on a confidential or anonymous basis without fear of dismissal or retaliation. The Company will handle all inquiries discretely and make every effort to maintain, within the limits allowed by law, the confidentiality of anyone requesting guidance or reporting questionable behavior or a compliance concern. You may telephone or send a letter, fax or e-mail to any of the following:

Andrew Jacobson, Esq.
Vice President, Legal Affairs
Clearant, Inc.
11111 Santa Monica Blvd., Suite 650
Los Angeles, California 90025
Tel: (310) 479-4570 ext. 243
Fax: (310) 479-2959
E-mail: ajacobson@clearant.com

John C. Kirkland, Esq.
Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Tel: (310) 586-7786
Fax: (310) 586-0286
E-mail: kirklandj@gtlaw.com

Matters Covered by These Procedures

     These procedures relate to any questionable accounting or auditing matters, including without limitation any of the following:

•	Known or suspected violation of the Company’s Code of Ethics

•	Fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company

•	Fraud or deliberate error in the recording and maintaining of financial records of the Company

•	Deficiencies in or noncompliance with the Company’s internal accounting controls

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•	Misrepresentation or false statement to or by an officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company

•	Deviation from full and fair reporting of the Company’s financial condition

Treatment of Reports

     Upon receipt of a report or complaint, the Audit Committee will direct the Company’s legal counsel or outside attorneys to determine whether the complaint pertains to covered accounting matters, and when possible acknowledge receipt of the complaint to the sender.

     Complaints relating to accounting matters will be reviewed under Audit Committee direction and oversight, by the legal counsel, outside attorneys, internal accounting personnel or other persons the Audit Committee determines to be appropriate.

•	An adequate and appropriate review will be conducted

•	Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee

•	Confidentiality will be maintained to the fullest extent possible

     The Audit Committee may take whatever appropriate action, if any, that it determines to be appropriate in each case with regard to complaints relating to accounting matters.

Non-Retaliation

     The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in any terms and conditions of employment based upon any lawful actions of the employee with respect to good faith reporting of possible concerns or complaints regarding accounting matters as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Records

     At the direction of the Audit Committee, the Company’s Secretary, legal counsel or outside attorneys will maintain a log of all complaints, tracking their receipt, investigation and resolution. Copies of the log and all complaints relating to accounting matters will be maintained until at least the close of the following fiscal year, in accordance with the Company’s standard document retention policy.

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APPENDIX F

Clearant, Inc.

2005 Stock Award Plan

     1. Purpose. The purpose of this 2005 Stock Award Plan (the “Plan”) is to assist Clearant, Inc., a Nevada corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

          (b) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Company’s Board of Directors.

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          (f) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement or option agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs or other similar substances affecting the Participant’s work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

          (g) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

               (i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than thirty-five percent (35%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

               (ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly sixty percent (60%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

               (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than sixty percent (60%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

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               (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

     For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

          (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

          (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (k) “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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          (l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

               (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

               (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

          (m) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

          (n) “Director” means a member of the Board or the board of directors of any Related Entity.

          (o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (q) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the shareholders of the Company.

          (r) “Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

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          (u) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

          (v) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (w) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement or option agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

          (x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (y) “Non-Employee Director” means a Director of the Company who is not an Employee.

          (z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

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          (aa) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

          (bb) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

          (ee) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.

          (ff) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

          (gg) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

          (hh) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ii) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (jj) “Shares” means the shares of the Company’s Common Stock, and the shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

          (kk) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.

          (ll) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

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          (mm) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

          (nn) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Administration.

          (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

          (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or an Award as provided in Section 10(e).

               (iv) To terminate or suspend the Plan as provided in Section 10(e).

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

          (c) Delegation to Committee.

               (i) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in

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connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

          (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

          (e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Los Angeles County, California. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

          (f) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares

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reserved and available for delivery in connection with Awards under the Plan shall be 5,081,412 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b) Availability of Shares Not Delivered under Awards.

               (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

               (ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.

               (iii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

               (iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

          (c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

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     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 1,000,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) for a performance period by any one Participant shall be $5,000,000.

     6. Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

               (i) Stock Option Agreement. Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

               (ii) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

               (iii) Exercise Price.

                    (A) In General. Each Stock Option Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.

                    (B) Ten Percent Shareholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the

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Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.

               (iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions; provided, however, that if no time period is provided in the Stock Option Agreement, the vested portion of the Option shall terminate ninety (90) days after the Participant’s termination of Continuous Service as to the vested and the unvested portion of the Option shall terminate immediately upon the Participant’s termination of Continuous Service. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, net exercise, other Awards or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (1) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock

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Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

               (vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          (c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

               (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

               (ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may

12

determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner, as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times

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(including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

               (iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

          (g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

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          (h) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Performance Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

          (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

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               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or any appropriate publicly available industry specific index; (3) net income; (4) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (5) earnings per share; (6) return on equity; (7) revenue (either gross or net); (8) gross margin; and (9) execution of license agreements.

               (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

               (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion,

16

reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

          (d) Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     8. Certain Provisions Applicable to Awards or Sales.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

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          (b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

     9. Change in Control; Corporate Transaction.

          (a) Change in Control.

                    (i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including if we undergo a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in Control.

                    (ii) In addition to the terms of Sections 9(a)(i) above, the effect of a “change in control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

          (b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan or (ii) substitute similar stock awards for

18

outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted or terminated.

               With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In the event any Repurchase Rights are not continued or assigned to the Successor Corporation, then such Repurchase Rights shall lapse and the Stock Award shall be fully vested as of the effective time of the Corporate Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

          (c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

     10. General Provisions.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any

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Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

          (b) Limits on Transferability; Beneficiaries.

               (i) General. Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

               (ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

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          (c) Adjustments.

               (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

               (ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to

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make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

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          (i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

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APPENDIX G

MERGER AGREEMENT

     This Merger Agreement and Plan of Merger (“Agreement”) is entered into as of June ___, 2005, by and between Clearant, Inc., a Nevada corporation (“Clearant Nevada”) and CI Merger Corporation, a Delaware corporation and newly-formed, wholly-owned subsidiary of Clearant Nevada, (“Clearant Delaware”). Clearant Nevada and Clearant Delaware are sometimes hereafter referred to as the “Constituent Corporations.”

     A. Clearant Nevada is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has authorized capital stock of 100,000,000 shares of common stock, with a par value of $.001 per share (“Clearant Nevada Common Stock”). As of March 31, 2005, there were 35,829,350 shares of Clearant Nevada Common Stock issued and outstanding. No shares of preferred stock are authorized, issued or outstanding.

     B. Clearant Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has authorized capital stock of 250,000,000 shares, consisting of (i) 200,000,000 shares of common stock, with a par value of $.0001 per share (“Clearant Delaware Common Stock”), and (ii) 50,000,000 shares of Preferred Stock, with a par value of $.0001 per share (“Clearant Delaware Preferred Stock”). As of the date of this Agreement, one (1) share of Clearant Delaware Common Stock is issued and outstanding and no Clearant Delaware Preferred Stock, options or warrants have been issued or are outstanding.

     C. The Board of Directors of Clearant Delaware has determined that, for the purpose of effectuating the reorganization of Clearant Nevada into the State of Delaware (the “Reincorporation”), it is advisable and in the best interests of Clearant Nevada that Clearant Nevada merge with and into Clearant Delaware, with Clearant Delaware as the surviving corporation (the “Merger”) and that, in consideration of the Merger, the securities of Clearant Delaware be exchanged for the securities of Clearant Nevada upon the terms and conditions provided herein.

     D. The Board of Directors of each of Clearant Delaware and Clearant Nevada has approved the Merger and the Reincorporation contemplated hereby.

     Clearant Delaware and the Clearant Nevada hereby agree as follows:

1. THE REINCORPORATION

     (a) Reincorporation. In accordance with the provisions of this Agreement and the Nevada Revised Statutes 78, Clearant Nevada shall be merged with and into Clearant-Delaware, and the separate existence of Clearant Nevada shall cease to exist. Clearant Delaware shall be, and is herein sometimes referred to as the “Surviving Corporation” and the name of the Surviving Corporation shall be Clearant, Inc.

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     (b) Filing and Other Requirements for Effectiveness. The Reincorporation shall become effective when the following actions shall have been completed:

          (i) This Agreement and the Reincorporation shall have been adopted and approved by a majority in interest of the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law;

          (ii) All of the conditions precedent to the consummation of the Reincorporation specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (iii) Executed Articles of Merger meeting the requirements of the Nevada General Corporation Law shall have been filed with the Secretary of State of the State of Nevada; and

          (iv) An executed Certificate of Ownership and Merger meeting the requirements of the Delaware General Corporation Law, substantially in the form attached hereto as Exhibit “A,” shall have been filed with the Secretary of State of the State of Delaware.

The date and time when the Merger and the Reincorporation shall become effective is herein called the “Effective Date.”

     (c) Succession. Upon the Effective Date, the separate existence of Clearant Nevada shall cease and Clearant Delaware, the Surviving Corporation shall (i) continue to possess all of its assets, rights, privileges, franchises, powers and property as constituted immediately prior to the Effective Date, (ii) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date and (iii) succeed automatically, without other action, to all of the debts, liabilities and obligations of Clearant Nevada in the same manner as if Clearant Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

2. MANNER OF CONVERSION OF STOCK

     (a) Conversion of Clearant Nevada Common Stock.. Upon the Effective Date, each share of Clearant Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the Constituent Corporations, their stockholders, or any other person, be converted into and exchanged for one fully paid and nonassessable share of Clearant Delaware Common Stock. No fractional share shall be issued upon the exchange of any share or shares of Clearant Nevada Common Stock for Clearant Delaware Common Stock of Clearant Delaware.

     (b) Cancellation of Clearant Delaware’s Capital Stock. Upon the Effective Date, each share of Clearant Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger be cancelled without any action by the holder of such shares or any other person.

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     (c) Exchange of Certificates.

          (i) Upon the Effective Date, each outstanding certificate representing shares of Clearant Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Clearant Delaware Common Stock into which such shares of the Clearant Nevada Common Stock were converted in the Merger. After the Effective Date, each holder of an outstanding certificate representing Clearant Nevada Common Stock may, at such holder’s option, surrender the same for cancellation to American Stock Transfer & Trust Co. as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the same number of shares of Clearant Delaware Common Stock into which the surrendered shares were converted as herein provided.

          (ii) The registered owner on the books and records of the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Clearant Delaware Common Stock represented by such outstanding certificate as provided above.

          (iii) Each certificate representing Clearant Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Clearant Nevada Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Clearant Delaware in compliance with applicable laws, and any additional legends required by applicable federal and state securities laws.

          (iv) If any certificate for shares of Clearant Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Clearant Delaware that such tax has been paid or is not payable.

3. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     (a) Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of Clearant Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit “B,” shall be the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law; provided, however, that Article 1 shall be amended as of the Effective Date to state in its entirety as follows: “1. The name of the corporation is Clearant, Inc. (the “Company”).”

     (b) Bylaws of the Surviving Corporation. The Bylaws of Clearant Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit “C,” shall be the Bylaws of the Surviving Corporation until duly amended in

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accordance with the provisions thereof and applicable law.

     (c) Directors and Officers of the Surviving Corporation. The directors and officers of Clearant Nevada immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until otherwise as provided by law, the Certificate of Incorporation of the Surviving Corporation or its Bylaws.

4. MISCELLANEOUS

     (a) Covenants of Clearant Delaware. Surviving Corporation covenants and agrees that it will, on or before the Effective Date:

          (i) File any and all documents with the Internal Revenue Service necessary for the assumption by the Surviving Corporation of all of the tax liabilities of Clearant Nevada; and

          (ii) Take such other actions as may be required by Nevada Revised Statutes 78 or the Nevada Corporate Securities Law.

     (b) Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Clearant Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Clearant Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of Clearant Delaware are fully authorized in the name and on behalf of Clearant Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     (c) Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Clearant Delaware or Clearant Nevada, notwithstanding the approval of this Agreement by the stockholders of Clearant Delaware and Clearant Nevada.

     (d) Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of either Constituent Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

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     (e) Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 615 South DuPont Highway, Dover, Delaware 19901 (Kent County), and National Corporate Research, Ltd. is the registered agent of the Surviving Corporation at such address.

     (f) Agreement. Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 11111 Santa Monica Boulevard, Suite 650, Los Angeles, CA 90025, and copies thereof shall be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     (g) Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

     (h) Expenses. The Surviving Corporation shall pay all expenses of related to the preparation of this Agreement, the Merger and the Reincorporation.

     (i) Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile copies shall be binding and effective as originals.

CI MERGER CORPORATION,
a Delaware corporation

By:

Name:

Title:

CLEARANT, INC.,
a Nevada corporation

By:

Name:

Title:

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EXHIBIT “A”

CERTIFICATE OF OWNERSHIP AND MERGER
of
CLEARANT, INC.
(a Nevada corporation)
with and into
CI MERGER CORPORATION
(a Delaware corporation)

It is hereby certified that:

     1. Clearant, Inc. is a corporation organized under the laws of the State of Nevada (the “Corporation”), which laws permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

     2. The Corporation, as the owner of all of the outstanding shares of capital stock of CI Merger Corporation, a Delaware corporation (“Clearant Delaware”), hereby merges with and into Clearant Delaware with Clearant Delaware as the surviving corporation (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”).

     3. The following is a copy of the resolutions adopted on June ___, 2005, by the Board of Directors of the Corporation approving the merger of the Corporation with and into Clearant Delaware with Clearant Delaware as the surviving corporation:

     RESOLVED, that subject to the requisite approval of the Corporation’s stockholders, in order to effectuate the Reorganization, the Board of Directors of the Corporation hereby approves the Merger and authorizes the Corporation to enter into the Merger Agreement in substantially the form attached hereto as Exhibit A, with such changes as the officers executing the same in their discretion deem advisable, and to enter into, execute, deliver and perform its obligations under the Merger Agreement and each other agreement, document, instrument, certificate or amendment, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the execution and filing of Articles of Merger with the Nevada Secretary of State, and to take such other actions, as may be required to be provided or taken by the Corporation thereunder;

     RESOLVED FURTHER, upon the Effective Date, each share of common stock, ($.001 per share par value), of the Corporation which shall be issued and outstanding immediately prior to the Effective Date shall be converted prorata into one issued and outstanding share of common stock, ($.0001 per share par value), of Clearant Delaware, and, from and after the Effective Date, the holders of all of said issued and outstanding shares of common stock of the Corporation shall automatically be and become holders of shares of Clearant Delaware whether or not certificates representing said shares are then issued and delivered;

     RESOLVED FURTHER, that upon the Effective Date as defined in the Merger Agreement the name of the surviving corporation shall be changed to “Clearant, Inc.” and Article 1 of the Certificate of Incorporation of the surviving corporation shall be amended to read in its entirety as follows:

“1. The name of the corporation is Clearant, Inc. (the “Corporation”).”

     RESOLVED FURTHER, that subject to the requisite approval of the Corporation’s stockholders, the officers of the Corporation be, and each of them hereby is, authorized and directed to execute, in the name and on behalf of the Corporation, to deliver when so executed, and to perform its obligations under the Merger Agreement and each agreement, document or

1

instrument required to be provided by the Corporation, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the execution and filing of Articles of Merger with the Nevada Secretary of State and to take all such further actions relating thereto or deemed necessary by such officers in order to carry out the transactions contemplated by the foregoing resolutions in the name and on behalf of the Corporation; and

     RESOLVED FURTHER, the Merger Agreement shall be submitted to the Corporation’s stockholders for approval.

     4. The Merger has been adopted, approved, certified, executed, and acknowledged by the Corporation in accordance with the laws under which it is organized.

Executed on this ___ day of June, 2005.

Clearant, Inc.,
a Nevada corporation

By:

Name:

Title:

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EXHIBIT “B”

CERTIFICATE OF INCORPORATION
OF
CI MERGER CORPORATION

     1. The name of the corporation is CI Merger Corporation (the “Corporation”).

     2. The address of the corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

     3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

     4. Capital Stock.

          (a) Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of common stock, par value $.0001 per share (“Common Stock”), and Fifty Million (50,000,000) shares of preferred stock, par value of $.0001 per share (“Preferred Stock”).

          (b) Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to the limitations and restrictions in this paragraph 4, the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

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          (c) Common Stock.

               (i) Voting Rights. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation.

               (ii) Dividends. Subject to the rights, preferences, privileges, restrictions and other matters pertaining to the Preferred Stock that may, at that time be outstanding, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors.

               (iii) Liquidation; Dissolution. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

     5. Board of Directors.

          (a) Management. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

          (b) Term of Office. A director shall hold office until his or her successor shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

          (c) Removal. Subject to any limitation imposed by law or any rights of holders of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote, voting together as a single class.

          (d) Vacancies. Subject to any limitation imposed by law or any rights of holders of Preferred Stock, any vacancies (including newly created directorships) shall be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director.

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     6. Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons.

     7. Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Any provisions contained in this Certificate of Incorporation may be amended, altered, changed or repealed by (a) the majority vote of the Board of Directors and the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of capital stock entitled to vote, or (b) the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares of stock entitled to vote, voting together as a single class, in each case subject to any rights of holders of Preferred Stock.

     8. Amendment of Bylaws. The Bylaws of this Corporation may only be amended (a) upon the affirmative vote of holders of at least 66 2/3% of the voting power of all then outstanding shares of stock entitled to vote, voting together as a single class, subject to any rights of holders of the Corporation’s Preferred Stock, or (b) a majority vote of the Board of Directors, in each case subject to any rights of holders of Preferred Stock.

     9. Indemnification; Limitation of Liability. Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to or repeal of this Section 8 of the relevant provisions of the DGCL shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     10. The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
John C. Kirkland	Greenberg Traurig, LLP
2450 Colorado Ave., Ste. 400E
Santa Monica, CA 90404

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     I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this 10th day of June 2005.

/s/John C. Kirkland

John C. Kirkland, Sole Incorporator

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EXHIBIT “C”

BYLAWS
OF
CI MERGER CORPORATION

ARTICLE 1

OFFICES

Section 1.1 Registered Office.

     The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

Section 1.2 Other Offices.

     The corporation shall also have and maintain an office or principal place of business at 11111 Santa Monica Boulevard, Suite 650, Los Angeles, California 90025, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

Section 2.1 Place of Meetings.

     (a) Meetings of stockholders may be held at such place, either within or without this State, as may be designated by or in the manner provided in these bylaws or, if not so designated, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

     (b) If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

          (1) Participate in a meeting of stockholders; and

          (2) Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to

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read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

     (c) For purposes of this Section 2.1, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

Section 2.2 Annual Meetings.

     The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10:00 a.m. local time on June 30 in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

Section 2.3 Special Meetings.

     Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the corporation may be called, for any purpose or purposes, only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons at any time.

Section 2.4 Notice of Meetings.

     (a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

     (b) If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

     (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the

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adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     (e) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the certificate of incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5 Quorum and Voting.

     (a) At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or

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convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     (b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

     (c) Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6 Voting Rights.

     (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

     (b) Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

     (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such

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telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

          (3) If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7 Voting Procedures and Inspectors of Elections.

     (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

     (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

     (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the

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inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8 List of Stockholders.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. The corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9 Stockholder Proposals at Annual Meetings.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description

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of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in Section 2.1 and this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

     The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Section 2.1 and this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

     Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10 Nominations of Persons for Election to the Board of Directors.

     In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to

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furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11 Action Without Meeting.

     Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without a vote, if a consent or consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation in accordance with this Section. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing at least 10 days prior to the effectiveness of any such action.

ARTICLE 3

DIRECTORS

Section 3.1 Number and Term of Office.

     The number of directors shall be determined as provided in the Certificate of Incorporation. In no event shall the number of directors be less than five (5) nor more than nine (9). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.3 of this Article III. A director shall hold office until his or her successor shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office. Directors need not be stockholders.

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Section 3.2 Powers.

     The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3 Vacancies.

     Vacancies, including any vacancies that result from an increase in the number of directors, may only be filled as provided in the Certificate of Incorporation of the Corporation. Each director so chosen shall hold office until his or her success shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

Section 3.4 Resignations and Removals.

     (a) Directors may only be removed as provided in the Certificate of Incorporation of the Corporation. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The acceptance of a resignation shall not be necessary to make it effective.

Section 3.5 Meetings.

     (a) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

     (c) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board of Directors or, if there is no Chairman of the Board of Directors, by the President, or by any of the directors.

     (d) Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

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Section 3.6 Quorum and Voting.

     (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

     (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7 Action Without Meeting.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.8 Fees and Compensation.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9 Committees.

     (a) Other Committees: The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint committees as may be permitted by law. Such committees appointed by the Board of Directors shall have such powers

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and perform such duties as may be prescribed by the resolution or resolutions creating such committee.

     (b) Term: The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (c) Meetings: Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

Section 4.1 Officers Designated.

     The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive officer, a President, a Chief Financial Officer, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, any number of Assistant Secretaries and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be

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held by the same person unless the certificate of incorporation or these Bylaws otherwise provide. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable. The Board of Directors may also elect from among its members a Chairman of the Board of Directors.

Section 4.2 Tenure and Duties of Officers.

     (a) General: All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     (b) Duties of the Chairman of the Board of Directors: The Chairman of the Board of Directors when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (c) Duties of Chief Executive Officer: The Chief Executive Officer shall be the chief executive officer of the corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer shall report directly to the Board of Directors and shall have the right to delegate any of his or her powers to any other officer or employee and the authority to appoint Vice Presidents of the Corporation.

     (d) Duties of President: The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or Chief Executive Officer has been appointed and is present. The President shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (e) Duties of Vice-Presidents: The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

     (f) Duties of Secretary: The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or President shall designate from time

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to time. The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or the President shall designate from time to time.

     (g) Duties of Treasurer/ Chief Financial Officer: The Treasurer/Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer/Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer/Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any assistant treasurer to assume and perform the duties of the Treasure/Chief Financial Officer in the absence or disability of the Treasurer/Chief Financial Officer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1 Execution of Corporate Instruments.

     (a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

     (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     (c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     (d) Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

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Section 5.2 Voting of Securities Owned by Corporation.

     All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board of Directors (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE 6

SHARES OF STOCK

Section 6.1 Form and Execution of Certificates.

     The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2 Lost Certificates.

     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof,

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require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3 Transfers.

     Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4 Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If

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no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5 Registered Stockholders.

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

     All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

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ARTICLE 8

CORPORATE SEAL

     The corporate seal shall consist of a die bearing the name of the corporation and the state and date of its incorporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE 9

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 9.1 Right to Indemnification.

     Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”). The right to indemnification conferred in this Article shall be a contract right.

Section 9.2 Authority to Advance Expenses.

     Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems

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appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 9.3 Right of Claimant to Bring Suit.

     If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 9.4 Provisions Nonexclusive.

     The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 9.5 Authority to Insure.

     The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 9.6 Survival of Rights.

     The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

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Section 9.7 Settlement of Claims.

     The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 9.8 Effect of Amendment.

     Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9.9 Subrogation.

     In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 9.10 No Duplication of Payments.

     The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise

ARTICLE 10

NOTICES

     Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders,

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director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE 11

AMENDMENTS

     These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least 66 2/3% of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting of the Board of Directors by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

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CERTIFICATE OF SECRETARY

     The undersigned, Secretary of Clearant, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

     WITNESS the signature of the undersigned this ___day of June 2005.

Secretary

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ARTICLE 1 Offices
Section 1.1 Registered Office
Section 1.2 Other Offices
ARTICLE 2 Stockholders’ Meetings
Section 2.1 Place of Meetings
Section 2.2 Annual Meetings
Section 2.3 Special Meetings
Section 2.4 Notice of Meetings
Section 2.5 Quorum and Voting
Section 2.6 Voting Rights
Section 2.7 Voting Procedures and Inspectors of Elections
Section 2.8 List of Stockholders
Section 2.9 Stockholder Proposals at Annual Meetings
Section 2.10 Nominations of Persons for Election to the Board of Directors
Section 2.11 Action Without Meeting
ARTICLE 3 Directors
Section 3.1 Number and Term of Office
Section 3.2 Powers
Section 3.3 Vacancies
Section 3.4 Resignations and Removals
Section 3.5 Meetings
Section 3.6 Quorum and Voting
Section 3.7 Action Without Meeting
Section 3.8 Fees and Compensation
Section 3.9 Committees
ARTICLE 4 Officers
Section 4.1 Officers Designated
Section 4.2 Tenure and Duties of Officers

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ARTICLE 5 Execution of Corporate Instruments, and Voting of Securities Owned by the Corporation
Section 5.1 Execution of Corporate Instruments
Section 5.2 Voting of Securities Owned by Corporation
ARTICLE 6 Shares of Stock
Section 6.1 Form and Execution of Certificates
Section 6.2 Lost Certificates
Section 6.3 Transfers
Section 6.4 Fixing Record Dates
Section 6.5 Registered Stockholders
ARTICLE 7 Other Securities of the Corporation
ARTICLE 8 Corporate Seal
ARTICLE 9 Indemnification of Officers, Directors, Employees and Agents
Section 9.1 Right to Indemnification
Section 9.2 Authority to Advance Expenses
Section 9.3 Right of Claimant to Bring Suit
Section 9.4 Provisions Nonexclusive
Section 9.5 Authority to Insure
Section 9.6 Survival of Rights
Section 9.7 Settlement of Claims
Section 9.8 Effect of Amendment
Section 9.9 Subrogation
Section 9.10 No Duplication of Payments
ARTICLE 10 Notices
ARTICLE 11 Amendments

2

ANNUAL MEETING OF STOCKHOLDERS OF

CLEARANT, INC.

June 30, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	John S. Wehrle Alain Delongchamp
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡ ¡	Dr. Nolan H. Sigal Dr. Hervé de Kergrohen Richard A. Anderson
☐	FOR ALL EXCEPT (See instructions below)	¡	Alexander Man-Kit Ngan

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2. Proposal to approve our 2005 Stock Award Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to reincorporate from Nevada to Delaware.	☐	☐	☐

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the approval of the 2005 Stock Award Plan; and FOR the approval of the reincorporation from Nevada to Delaware; and as said proxies deem advisable on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLEARANT, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of CLEARANT, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated June 17, 2005, and hereby appoints Alain Delongchamp and Donald J. Lewis, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company, to be held on Thursday, June 30, 2005, at 10:00 a.m., local time, at The Water Garden, 2450 Colorado Avenue, East Tower, 4th Floor, Santa Monica, California, and at any adjournments thereof, and to vote all shares of the Company’s common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(Continued and to be signed on the reverse side)